EXHIBIT 99.1

EXECUTION VERSION

AMENDMENT NO. 5 TO
CREDIT AGREEMENT

           This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 19, 2013 and is among OHCP HM ACQUISITION CORP. (“OH Holdings”), THE HILLMAN COMPANIES, INC. (“Holdings”), THE HILLMAN GROUP, INC. (“HGI” and together with Holdings, the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, BARCLAYS BANK PLC, as Administrative Agent, and, for purposes of Sections 5 and 6 hereof, certain subsidiaries of OH Holdings as Guarantors.

RECITALS:

           WHEREAS, the Borrower, the Lenders, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender, are parties to a Credit Agreement dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 22, 2010, Amendment No. 2 to Credit Agreement, dated as of April 18, 2011, as modified by the Joinder Agreement, dated as of November 4, 2011, as amended by Amendment No. 3 to Credit Agreement, dated as of January 25, 2012, as modified by the Joinder Agreement, dated as of November 7, 2012 and as amended by Amendment No. 4 to Credit Agreement, dated as of February 14, 2013, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, as contemplated by Section 10.03 of the Credit Agreement, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement as hereinafter provided, and the Lenders party hereto have agreed to amend the Credit Agreement subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  Defined Terms.  Except as otherwise defined in this Amendment, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.  As used herein, “Lead Arrangers” mean Barclays Bank PLC, Morgan Stanley Senior Funding. Inc. and GE Capital Markets, Inc., in their respective capacities as joint lead arrangers and joint bookrunners for this Amendment.

Section 2.  Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, effective as of the Fifth Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)           clause (I)(B) of the definition of “Adjusted Eurodollar Rate” is hereby amended and restated to read as follows: “(B) with respect to Term Loans comprised of Eurodollar Loans, 1.00% per annum”;

(ii)           the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

“ “Applicable Margin” means for purposes of calculating the applicable interest rate for any day for any Loan, (i) in the case of Revolving Loans comprised of (a) Eurodollar

Loans, 3.75% per annum or (b) Base Rate Loans, 2.75% per annum and (ii) in the case of Term Loans comprised of (a) Eurodollar Loans, 2.75% per annum and (b) Base Rate Loans, 1.75% per annum.”;

(iii)           clause (iii)(b) of the definition of “Base Rate” is hereby amended and restated to read as follows: “ (b) with respect to Term Loans comprised of Base Rate Loans, 2.00% per annum”;

(iv)           the definition of “Consolidated EBITDA” is hereby amended by:

(x)           replacing the word “and” immediately prior to clause (P) in the first paragraph thereof with “,”; and

(y)           adding the words “and (Q) fees and out-of-pocket expenses of the Borrower and its Consolidated Subsidiaries incurred in connection with the Fifth Amendment” immediately after the words “Fourth Amendment” at the end of clause (P) in the first paragraph thereof;

(v)           the following defined terms are added in proper alphabetical sequence:

“ “Fifth Amendment” means Amendment No. 5 to Credit Agreement, dated as of December 19, 2013, among OH Holdings, Holdings, HGI, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.”

“ “Fifth Amendment Effective Date” means December 19, 2013.”;

(b)           Section 2.11(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d)           Prepayment Premium.  In the event that, at any time during the period from and after the Fifth Amendment Effective Date to and including the date that is six months after the Fifth Amendment Effective Date, all or any portion of the Term Loans is either repriced (or effectively refinanced with senior secured loan proceeds) at a lower interest cost to the Borrower (other than in connection with a Change of Control) through any amendment of this Agreement or otherwise, the Borrower agrees to pay to each Term Lender, on the date of such repricing (or effective refinancing with senior secured loan proceeds), a prepayment premium in an amount equal to 1.00% of the stated principal amount of such Term Lender’s Term Loans repriced (or effectively refinanced).”

Section 3.  Effectiveness.

(a)           The effectiveness of the amendments to the Credit Agreement set forth in Section 2 of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Fifth Amendment Effective Date”):

(i)           the Borrower and the Required Lenders shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

(ii)           the Borrower shall have paid all fees and expenses due and payable under the Finance Documents and set forth in an invoice delivered to the Borrower at least one Business Day prior to the Fifth Amendment Effective Date;

(iii) the Borrower shall have paid to the Lead Arrangers all fees and expenses payable to the Lead Arrangers in connection with this Amendment;

(iv)           each of the Lenders holding Term Loans shall have executed and delivered counterparts of this Amendment to the Administrative Agent or if any such Lender has failed to consent to this Amendment (each such Lender, a “Non-Consenting Lender”), then (A) each Non-Consenting Lender shall have assigned (or the Administrative Agent on behalf of such Non-Consenting Lender shall have assigned), in accordance with Section 2.10(d) of the Credit Agreement, its Commitment, its outstanding Loans and its pro-rata share (computed in accordance with its Revolving Commitment Percentage) of all non-reimbursed LC Disbursements to one or more existing Lenders or Eligible Assignees pursuant to Section 10.06 of the Credit Agreement, for an amount equal in the aggregate to the sum of (x) the principal of, and all accrued but unpaid interest on, such Non-Consenting Lender’s outstanding Loans, (y) the amount of such Non-Consenting Lender’s pro-rata share (computed in accordance with its Revolving Commitment Percentage) of all non-reimbursed LC Disbursements, together with all accrued but unpaid interest with respect thereto and (z) all accrued but unpaid fees owing to such Non-Consenting Lender pursuant to Section 2.11 of the Credit Agreement and (B) each of the existing Lenders or Eligible Assignees to which any such assignment shall have been made shall have executed this Amendment;

(v) each of the representations and warranties contained in Section 6 of this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality) at and as if made as of such date except to the extent they expressly relate to an earlier date; and

(vi)no Default or Event of Default shall have occurred and be continuing.

Section 4.  Costs and Expenses.  Without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay or reimburse all of the Administrative Agent’s reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.04 of the Credit Agreement, including all reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent.

Section 5. Consent and Affirmation of the Credit Parties.

(a)           Each Credit Party (prior to and after giving effect to this Amendment) hereby consents to the amendments to the Credit Agreement effected hereby (the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”) and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Finance Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Amended Credit Agreement, this Amendment or in any other Finance Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.  For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by such Credit Party in favor of the Collateral Agent, for the benefit of the

Secured Parties (as defined in each of the Security Agreement and the Pledge Agreement), pursuant to the Finance Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Amended Credit Agreement and the other Finance Documents as and to the extent provided in the Finance Documents.  Each Subsidiary Guarantor reaffirms and agrees that its guarantee of the obligations of the Credit Parties under the Amended Credit Agreement and the Finance Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

(b)           Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement, the Amended Credit Agreement or any other Finance Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, the Amended Credit Agreement, this Amendment or any other Finance Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Amended Credit Agreement.

Section 6.  Representations and Warranties.  Each Credit Party hereby represents and warrants, on and as of the date hereof and the Fifth Amendment Effective Date, that:

(a)           All of the representations and warranties made by the Credit Parties in the Finance Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality) at and as if made as of such date except to the extent they expressly relate to an earlier date.

(b)           Each Credit Party has the corporate, partnership, limited liability company or other necessary power and authority, and the legal right, to execute, deliver and perform this Amendment and the Amended Credit Agreement and, in the case of the Borrower, to obtain extensions of credit hereunder, and has taken all necessary action to authorize the borrowings and other extensions of credit on the terms and conditions of this Amendment and the consummation of the transactions contemplated hereby and to authorize the execution, delivery and performance of this Amendment and the Amended Credit Agreement.

(c)           No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Credit Agreement, except for consents, authorizations, notices and filings which have been obtained or made.

(d)           This Amendment and the Amended Credit Agreement have been duly executed and delivered on behalf of such Person.  This Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of such Credit Party enforceable against each such Person in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law).

(e)           Neither the execution and delivery by any Credit Party of this Amendment or the Amended Credit Agreement, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions of the Amended Credit Agreement by such

Credit Party, nor the exercise of remedies by the Agents and the Lenders hereunder or thereunder, will (i) violate or conflict with any provision of the articles or certificate of incorporation, bylaws, partnership agreement, operating agreement or other organizational or governing documents of such Credit Party, (ii) violate, contravene or conflict with any Law applicable to it or its properties, (iii) violate, contravene or conflict with contractual provisions of, cause an event of default under, or give rise to material increased, additional, accelerated or guaranteed, rights of any Person under, any indenture, loan agreement, mortgage, deed of trust or other instrument, material contract or material lease to which it is a party or by which it may be bound or (iv) result in or require the creation of any Lien (other than the Lien of the Collateral Documents) upon or with respect to its properties, except in the case of clause (iii) for such violations as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 7.  Reference to and Effect on the Credit Agreement.

(a)           On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)           The Credit Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  This Amendment shall be a “Finance Document” for purposes of the definition thereof in the Credit Agreement.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Finance Documents, nor constitute a waiver of any provision of any of the Finance Documents.

Section 8.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 9. Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE  LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 10.  Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 11.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

OHCP HM ACQUISITION CORP.,
as OH Holdings and a Guarantor

By:	/s/ Kevin Mailender
	Name:	Kevin Mailender
	Title:	Vice President

THE HILLMAN COMPANIES, INC.,
as Borrower and a Guarantor

By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

THE HILLMAN GROUP, INC.,
as Borrower and a Guarantor

By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

HILLMAN INVESTMENT COMPANY,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

Signature Page to Amendment No. 5

ALL POINTS INDUSTRIES, INC.,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

SUNSUB C INC.,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

HILLMAN GROUP GP1, LLC,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

HILLMAN GROUP GP2, LLC,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

PAULIN INDUSTRIES INC.,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

Signature Page to Amendment No. 5

BARCLAYS BANK PLC,
as Administrative Agent and a Lender

By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Vice President

Signature Page to Amendment No. 5